SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 4, 2004

                                  BLUEFLY, INC.
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             (Exact name of registrant as specified in its charter)

Delaware                       001-14498                  13-3612110
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(State or other jurisdiction   (Commission File Number)   (IRS Employer
of incorporation)                                         Identification Number)

42 West 39th Street, New York, New York                   10018
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(Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (212) 944-8000
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         (Former name or former address, if changed since last report.)

ITEM 7. FINANCIAL INFORMATION AND EXHIBITS.

(c)   Exhibits

99.1  Press release issued by Bluefly, Inc. on August 4, 2004.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 4, 2004, Bluefly, Inc. (the "Company") issued a press release, announcing its financial results for the quarter ended June 30, 2004. Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of such press release.

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BLUEFLY, INC.
                                       (Registrant)


Date: August 4, 2004               By: /s/ Patrick C. Barry
                                       ------------------------------
                                           Name:   Patrick C. Barry
                                           Title:  Chief  Operating  Officer and
                                                   Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit No.

99.1  Press release issued by the Company on August 4, 2004.